EVERY STOCKHOLDER’S VOTE IS IMPORTANT

                EASY VOTING OPTION:

[QR CODE GRAPHIC]
VOTE ON THE INTERNET
 Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY CARD
AEROCENTURY CORP.
2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  The undersigned hereby appoints Toni M. Perazzo and Christopher B. Tigno, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of AeroCentury Corp. (the “Company”) held of record by the undersigned on March 16, 2015, at the 2015 Annual Meeting of Stockholders of the Company to be held on May 7, 2015, or at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THEN THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSALS NO. 2 AND 3.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.
_____________________________
Signature and Title, if applicable

_____________________________
Signature (if held jointly)

_____________________________
Date                          GSC_26534_022715

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on May 7, 2015.
The Proxy Statement and Annual Report for this meeting are available at:
http://www.aerocentury.com/downloads.htm

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS NO. 1, 2 AND 3.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: ■

1.      ELECTION OF DIRECTORS.
                                         FOR         WITHHOLD       FOR ALL
                                             ALL                  ALL                EXCEPT
01.	Thomas W. Orr	02.	David P. Wilson	☐ ☐	☐

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

___________________________________________________________________

       FOR         AGAINST        ABSTAIN
☐ ☐	☐
2.	PROPOSAL TO APPROVE, by non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF BDO USA, LLP as independent auditors for the	☐	☐	☐
Company for the fiscal year ending December 31, 2015.

4.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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